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The following is a presentation for use by Crescent Acquisition Corp and LiveVox Holdings, Inc. at an analyst day on March 9, 2021 in connection with their proposed business combination.

2

ANALYST DAY PRESENTATION March 2021 1ANALYST DAY PRESENTATION March 2021 1

Disclaimer This Management Presentation (this “Presentation”) has been prepared by LiveVox, Inc. and its affiliates (collectively, “LiveVox” or “Company”) and Crescent Acquisition Corp (“Crescent”) in connection with a proposed business combination involving Crescent and LiveVox as further described herein (the “Transaction”). This Presentation is for informational purposes only and does not constitute an offer or invitation for the sale or purchase of securities, assets or the business described herein or a commitment to Crescent or LiveVox with respect to any of the foregoing, and this Presentation shall not form the basis of any contract, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The terms we , us' and our in this Presentation refer to LiveVox or Crescent, depending on the context. This Presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements may be made directly in this Presentation. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions are intended to identify forward-looking statements. All forward-looking statements and projections set forth in this Presentation are based upon management estimates and forecasts and reflect the views, assumptions, expectations, and opinions of Crescent or LiveVox, as the case may be, as of the date of this Presentation, and may include, without limitation, changes in general economic conditions, including as a result of COVID-19, all of which are accordingly subject to change. Any such estimates, assumptions, expectations, forecasts, views or opinions set forth in this Presentation constitute Crescent’s or LiveVox’s, as the case may be, judgments and should be regarded as indicative, preliminary and for illustrative purposes only. The forward-looking statements and projections contained in this Presentation are subject to a number of factors, risks and uncertainties, some of which are not currently known to Crescent or LiveVox, that may cause Crescent’s or LiveVox’s actual results, performance or financial condition to be materially different from the expectations of future results, performance of financial condition. Although such forward-looking statements and projections have been made in good faith and are based on assumptions that Crescent or LiveVox, as the case may be, believe to be reasonable, there is no assurance that the expected results will be achieved. Crescent’s and LiveVox’s actual results may differ materially from the results discussed in forward-looking statements. Additional information on factors that may cause actual results and Crescent’s performance to differ materially is included in Crescent’s reports filed with the Securities and Exchange Commission (“SEC”), including but not limited to Crescent’s preliminary proxy statement on Schedule 14A relating to the Transaction (the “Preliminary Proxy”) and Crescent's annual report on Form 10-K for the year ended December 31, 2020. Additional information on factors that may cause actual results and LiveVox’s performance to differ materially is included in the Preliminary Proxy. Copies of Crescent’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting Crescent. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and neither Crescent nor LiveVox undertake any obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Certain metrics included in this Presentation are presented on a pro forma basis to include results of acquired businesses as if such acquisitions had been completed as of January 1 of the applicable year of the acquisition. In addition, this Presentation includes references to non-GAAP financial measures, including but not limited to Gross Margin and EBITDA, please see appendix for a reconciliation of non-GAAP financial measures. Such non-GAAP measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. This Presentation includes certain preliminary estimated financial results for LiveVox’s fiscal quarter and year ended December 31, 2020. Actual results, which will be included in the final proxy statement relating to the Transaction to be filed with the SEC, could vary significantly from these preliminary estimates as a result of the completion of LiveVox’s customary year-end closing, review and audit procedures and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary, may change and constitute forward-looking information and, as a result, are subject to risks and uncertainties. These preliminary estimates should not be viewed as a substitute for full audited financial statements prepared in accordance with U.S. GAAP, and they should not be viewed as indicative of LiveVox’s results for any future period. The preliminary estimates of results included in this Presentation have been prepared by, and is the responsibility of, LiveVox’s management. Ernst & Young, LLP (“EY”), LiveVox’s independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to the preliminary financial statements included in this Presentation. Accordingly, EY does not express an opinion or any other form of assurance with respect thereto. Neither Crescent nor LiveVox nor any of their respective directors, officers, employees, advisors, representatives or agents makes any representation or warranty of any kind, express or implied, as to the value that may be realized in connection with the Transaction, the legal, regulatory, tax, financial, accounting or other effects of a Transaction or the accuracy or completeness of the information contained in this Presentation, and none of them shall have any liability based on or arising from, in whole or in part, any information contained in, or omitted from, this Presentation or for any other written or oral communication transmitted to any person or entity in the course of its evaluation of the Transaction. Only those representations and warranties that are expressly made in a definitive written agreement with respect to the Transaction, if executed, and subject to the limitations and restrictions specified therein, shall have any legal effect. This Presentation contains information derived from third party sources, including research, surveys or studies conducted by third parties, information provided by customers and/or industry or general publications. While we believe that such third party information is reliable, we have not independently verified, and make no representation as to the accuracy of, such third party information. This Presentation contains financial forecasts. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. LTV is calculated as subscription gross margin divided by gross churn. CAC is calculated as trailing twelve months S&M expense divided by quarter 0 subscription revenue annualized less quarter 4 subscription revenue annualized. This Presentation contains references to trademarks and service marks belonging to other entities. Solely for convenience, trademarks and trade names referred to in this presentation may appear without the ® or ™ symbols, but such references are not intended to indicate, in any way, that the applicable licensor will not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names. We do not intend our use or display of other companies’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other companies. Important Information about the Transaction and Where to Find It This Presentation may be deemed solicitation material in respect of the Transaction. The Transaction will be submitted to the stockholders of Crescent for their approval. In connection with such stockholder vote, Crescent has filed the Preliminary Proxy with the SEC and, when completed, will mail a definitive proxy statement to its stockholders in connection with Crescent’s solicitation of proxies for the special meeting of the stockholders of Crescent to be held to approve the Transaction. This Presentation does not contain all the information that should be considered concerning the proposed Transaction and the other matters to be voted upon at the annual meeting and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Crescent’s stockholders and other interested parties are urged to read the Preliminary Proxy, any amendments thereto, and, when available, the definitive proxy statement and any other relevant documents that are filed or furnished or will be filed or will be furnished with the SEC carefully and in their entirety in connection with Crescent’s solicitation of proxies for the annual meeting to be held to approve the Transaction and other related matters, as these materials will contain important information about LiveVox and Crescent and the proposed Transaction. The definitive proxy statement will be mailed to the stockholders of Crescent as of the record date to be established for voting on the proposed Transaction and the other matters to be voted upon at the special meeting. Such stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at http://ww.sec.gov, at Crescent’s website at http://www.crescentspac.com or by directing a request to Crescent Acquisition Corp, 11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025. Participants in the Solicitation Crescent and LiveVox, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of Crescent’s stockholders in respect of the Transaction. Information about the directors and executive officers of Crescent and the directors and executive officers of LiveVox and more detailed information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, is set forth in the Preliminary Proxy and will be included in the definitive proxy statement for the Transaction when available. Additional information regarding the identity of all potential participants in the solicitation of proxies to Crescent stockholders in connection with the proposed Transaction and other matters to be voted upon at the special meeting, and their direct and indirect interests, by security holdings or otherwise, is included in the Preliminary Proxy and will be included in the definitive proxy statement that Crescent intends to file with the SEC. Investors may obtain such information by reading the Preliminary Proxy and the definitive proxy statement, when it becomes available. 2Disclaimer This Management Presentation (this “Presentation”) has been prepared by LiveVox, Inc. and its affiliates (collectively, “LiveVox” or “Company”) and Crescent Acquisition Corp (“Crescent”) in connection with a proposed business combination involving Crescent and LiveVox as further described herein (the “Transaction”). This Presentation is for informational purposes only and does not constitute an offer or invitation for the sale or purchase of securities, assets or the business described herein or a commitment to Crescent or LiveVox with respect to any of the foregoing, and this Presentation shall not form the basis of any contract, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The terms we , us' and our in this Presentation refer to LiveVox or Crescent, depending on the context. This Presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements may be made directly in this Presentation. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions are intended to identify forward-looking statements. All forward-looking statements and projections set forth in this Presentation are based upon management estimates and forecasts and reflect the views, assumptions, expectations, and opinions of Crescent or LiveVox, as the case may be, as of the date of this Presentation, and may include, without limitation, changes in general economic conditions, including as a result of COVID-19, all of which are accordingly subject to change. Any such estimates, assumptions, expectations, forecasts, views or opinions set forth in this Presentation constitute Crescent’s or LiveVox’s, as the case may be, judgments and should be regarded as indicative, preliminary and for illustrative purposes only. The forward-looking statements and projections contained in this Presentation are subject to a number of factors, risks and uncertainties, some of which are not currently known to Crescent or LiveVox, that may cause Crescent’s or LiveVox’s actual results, performance or financial condition to be materially different from the expectations of future results, performance of financial condition. Although such forward-looking statements and projections have been made in good faith and are based on assumptions that Crescent or LiveVox, as the case may be, believe to be reasonable, there is no assurance that the expected results will be achieved. Crescent’s and LiveVox’s actual results may differ materially from the results discussed in forward-looking statements. Additional information on factors that may cause actual results and Crescent’s performance to differ materially is included in Crescent’s reports filed with the Securities and Exchange Commission (“SEC”), including but not limited to Crescent’s preliminary proxy statement on Schedule 14A relating to the Transaction (the “Preliminary Proxy”) and Crescent's annual report on Form 10-K for the year ended December 31, 2020. Additional information on factors that may cause actual results and LiveVox’s performance to differ materially is included in the Preliminary Proxy. Copies of Crescent’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting Crescent. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and neither Crescent nor LiveVox undertake any obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Certain metrics included in this Presentation are presented on a pro forma basis to include results of acquired businesses as if such acquisitions had been completed as of January 1 of the applicable year of the acquisition. In addition, this Presentation includes references to non-GAAP financial measures, including but not limited to Gross Margin and EBITDA, please see appendix for a reconciliation of non-GAAP financial measures. Such non-GAAP measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. This Presentation includes certain preliminary estimated financial results for LiveVox’s fiscal quarter and year ended December 31, 2020. Actual results, which will be included in the final proxy statement relating to the Transaction to be filed with the SEC, could vary significantly from these preliminary estimates as a result of the completion of LiveVox’s customary year-end closing, review and audit procedures and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary, may change and constitute forward-looking information and, as a result, are subject to risks and uncertainties. These preliminary estimates should not be viewed as a substitute for full audited financial statements prepared in accordance with U.S. GAAP, and they should not be viewed as indicative of LiveVox’s results for any future period. The preliminary estimates of results included in this Presentation have been prepared by, and is the responsibility of, LiveVox’s management. Ernst & Young, LLP (“EY”), LiveVox’s independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to the preliminary financial statements included in this Presentation. Accordingly, EY does not express an opinion or any other form of assurance with respect thereto. Neither Crescent nor LiveVox nor any of their respective directors, officers, employees, advisors, representatives or agents makes any representation or warranty of any kind, express or implied, as to the value that may be realized in connection with the Transaction, the legal, regulatory, tax, financial, accounting or other effects of a Transaction or the accuracy or completeness of the information contained in this Presentation, and none of them shall have any liability based on or arising from, in whole or in part, any information contained in, or omitted from, this Presentation or for any other written or oral communication transmitted to any person or entity in the course of its evaluation of the Transaction. Only those representations and warranties that are expressly made in a definitive written agreement with respect to the Transaction, if executed, and subject to the limitations and restrictions specified therein, shall have any legal effect. This Presentation contains information derived from third party sources, including research, surveys or studies conducted by third parties, information provided by customers and/or industry or general publications. While we believe that such third party information is reliable, we have not independently verified, and make no representation as to the accuracy of, such third party information. This Presentation contains financial forecasts. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. LTV is calculated as subscription gross margin divided by gross churn. CAC is calculated as trailing twelve months S&M expense divided by quarter 0 subscription revenue annualized less quarter 4 subscription revenue annualized. This Presentation contains references to trademarks and service marks belonging to other entities. Solely for convenience, trademarks and trade names referred to in this presentation may appear without the ® or ™ symbols, but such references are not intended to indicate, in any way, that the applicable licensor will not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names. We do not intend our use or display of other companies’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other companies. Important Information about the Transaction and Where to Find It This Presentation may be deemed solicitation material in respect of the Transaction. The Transaction will be submitted to the stockholders of Crescent for their approval. In connection with such stockholder vote, Crescent has filed the Preliminary Proxy with the SEC and, when completed, will mail a definitive proxy statement to its stockholders in connection with Crescent’s solicitation of proxies for the special meeting of the stockholders of Crescent to be held to approve the Transaction. This Presentation does not contain all the information that should be considered concerning the proposed Transaction and the other matters to be voted upon at the annual meeting and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Crescent’s stockholders and other interested parties are urged to read the Preliminary Proxy, any amendments thereto, and, when available, the definitive proxy statement and any other relevant documents that are filed or furnished or will be filed or will be furnished with the SEC carefully and in their entirety in connection with Crescent’s solicitation of proxies for the annual meeting to be held to approve the Transaction and other related matters, as these materials will contain important information about LiveVox and Crescent and the proposed Transaction. The definitive proxy statement will be mailed to the stockholders of Crescent as of the record date to be established for voting on the proposed Transaction and the other matters to be voted upon at the special meeting. Such stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at http://ww.sec.gov, at Crescent’s website at http://www.crescentspac.com or by directing a request to Crescent Acquisition Corp, 11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025. Participants in the Solicitation Crescent and LiveVox, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of Crescent’s stockholders in respect of the Transaction. Information about the directors and executive officers of Crescent and the directors and executive officers of LiveVox and more detailed information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, is set forth in the Preliminary Proxy and will be included in the definitive proxy statement for the Transaction when available. Additional information regarding the identity of all potential participants in the solicitation of proxies to Crescent stockholders in connection with the proposed Transaction and other matters to be voted upon at the special meeting, and their direct and indirect interests, by security holdings or otherwise, is included in the Preliminary Proxy and will be included in the definitive proxy statement that Crescent intends to file with the SEC. Investors may obtain such information by reading the Preliminary Proxy and the definitive proxy statement, when it becomes available. 2

LiveVox’s Mission Agenda / Introduction 3LiveVox’s Mission Agenda / Introduction 3

Today's Presenters

LIVEVOX

LiveVox Leadership Team

Louis Summe
CEO and Co-Founder



LIVEVOX
EDS
Merck-Medco
Physicians' Online

Experience: 25+ years

Gregg Clevenger
EVP, Chief Financial Officer



LIVEVOX
OPENTEXT | GXS
Morgan Stanley
mpower
ASPECT
PowerSchool

Experience: 30+ years

Nick Bandy
Chief Marketing Officer



LIVEVOX
speechIQ
IOVENTURES
MOXIE
PUBLICIS GROUPE

Experience: 30+ years

Erik Fowler
EVP, Worldwide Sales



LIVEVOX
ptc
SoundBite
GENESYS
BAE SYSTEMS

Experience: 25+ years

Crescent Acquisition Corp & Golden Gate Capital

Robert Beyer
Executive Chairman



CRESCENT
Crescent Acquisition Corp
TCW

Experience: 35+ years

Boards:
Allstate
Kroger
Jefferies
TCW

Rishi Chandna
Managing Director



GOLDEN GATE CAPITAL
BAIN & COMPANY

Experience: 20+ years

Boards:
infor
2020
ExLibris
ENSEMBLE HEALTH PARTNERS
bmc
VECTOR
neustar
LIVEVOX

LIVEVOX
4

Investment Thesis

LIVEVOX

Massive Contact Center Software Market Rapidly Moving to Cloud	• Secular shift to underpenetrated cloud CCaaS providers • Automation of manual labor spend • Market evolving from voice-centric to Omnichannel, analytics and AI	**$27 Billion** Current — **TAM** — **$83 Billion** 2030+ Estimate
Differentiated Product Strategy	• Native Contact Center CRM sets LiveVox apart from peers • Easy to integrate and low cost • Strong compliance capabilities • Attractive operating KPIs and NPS	**115%** 4 Year Average Net Retention[1] — **KPIs** — **7.0x** 4 Year Average LTV to CAC[1]
Multiple Levers for Growth	• Proven land and expand growth strategy • Considerable whitespace within existing customers • Accelerating investment in sales & marketing behind leading unit economics	**~2x** Product Expansion Opportunity — Existing Customer Whitespace — **~10x** Seat Count Opportunity
Compelling Initial Valuation	• LiveVox is priced at a significant discount to our closest competitor in Five9 and benchmark SaaS peers • Predictable, recurring revenue business model	

EV / 2021E Revenue



6.5x
17.2x
27.0x
LiveVox
Peer Group
Five9

Growth Adjusted[2] EV / 2021E Revenue



0.2x
0.9x
1.4x
LiveVox
Peer Group
Five9

(1) Represents average from 2017-2020.
(2) Growth adjusted by dividing by 2020A to 2022E Revenue CAGR.
Source: Magellan Solutions Call Center Benchmarking Report, McKinsey.

LIVEVOX
5

Proposed Transaction Overview

LIVEVOX

Pro Forma Valuation | ($ in millions)

Illustrative Share Price	$ 10.00
(x) Pro Forma Shares Outstanding	89.6
Pro Forma Equity Value	$ 896
Less Pro Forma Net Cash	$ (56)
Pro Forma Enterprise Value	$ 840

Valuation Multiples	EV / 2021E Revenue: 6.5x EV / 2022E Revenue: 5.2x

- **Enterprise value of $840 million**
- Existing shareholders of LiveVox expected to continue to own **59% of LiveVox**
- Transaction close expected in Q2 2021

Cash Sources & Uses | ($ in millions)

Cash from Trust	$ 250
Forward Purchase Agreement ("FPA")	25
PIPE	75
Total Cash Sources	$ 350
Cash to Balance Sheet	$ 100
Cash to Existing Shareholders	220
Illustrative Transaction Fees	30
Total Cash Uses	$ 350

Pro Forma Ownership



FPA 3%
PIPE 8%
SPAC Shareholders 30%
Existing Shareholders 59%

Note: Excludes impact of (i) 13.3 million warrants from Crescent's public offering and FPA, and (ii) earnout shares. All private placement warrants (7.0 million) forfeited for no consideration. All warrants are struck at $11.50 per share. Sponsor to continue to hold 25% of sponsor shares, with 75% subject to earnout. Sponsor shares included as part of SPAC shareholders. Existing LiveVox shareholders to receive 5.0 million incremental shares subject to earnout. All earnout shares vested ratably at $12.50, $15.00 and $17.50 per share. Pro forma net cash as of 12/31/20. Pro forma ownership assumes no redemptions by Crescent's existing shareholders, however, there can be no assurance regarding how many redemptions will actually occur.

LIVEVOX
6

Transaction Rationale

	2014 Golden Gate Acquisition	Today
Product Functionality	Cloud-Based Outbound	Voice: Inbound / Outbound Omnichannel Contact Center CRM/WFO AI
Use Cases	Accounts Receivables Management	Customer Care Tele-sales Accounts Receivable Management (ARM) Blended inbound/outbound customer interactions
Target Customers	Collections Agencies	BPO Enterprise Fortune 1000 Financial Institutions
Served TAM (% of ~$27B TAM)	$1B *(4% of TAM)*	$19B *(70% of TAM)*
Revenue Growth	11%	20%+
Net Retention	88%	115% (Average)[1]

LiveVox's product investments have evolved the platform from a cloud-based dialer to a full-suite offering, expanding its Served TAM ~20x since Golden Gate's investment

Source: Magellan Solutions Call Center Benchmarking Report, McKinsey.
(1) Represents average of 2017-2020.

LIVEVOX
7

LiveVox OverviewLiveVox Overview

LiveVox at a Glance Massive Opportunity Differentiated Product $27B TAM in 100% Highly scalable 20x whitespace 2020 with 50B+ multi-tenant platform with opportunity in incremental public cloud deployments of LiveVox’s opportunity platform over 3,000 current with no over next 10 concurrent installed base years technical debt seats Financial Scale and Growth Compelling Unit Economics Expected 25%+ 115% 7.0x $129M growth Average Net Average LTV to 2021E Revenue 1 1 2021 & 2022 Retention CAC Source: Magellan Solutions Call Center Benchmarking Report, McKinsey (1) Represents average of 2017-2020. 9LiveVox at a Glance Massive Opportunity Differentiated Product $27B TAM in 100% Highly scalable 20x whitespace 2020 with 50B+ multi-tenant platform with opportunity in incremental public cloud deployments of LiveVox’s opportunity platform over 3,000 current with no over next 10 concurrent installed base years technical debt seats Financial Scale and Growth Compelling Unit Economics Expected 25%+ 115% 7.0x $129M growth Average Net Average LTV to 2021E Revenue 1 1 2021 & 2022 Retention CAC Source: Magellan Solutions Call Center Benchmarking Report, McKinsey (1) Represents average of 2017-2020. 9

LiveVox’s Mission Enabling next-gen cloud contact center experiences through CCaaS 2.0 10LiveVox’s Mission Enabling next-gen cloud contact center experiences through CCaaS 2.0 10

What do we do? We seamlessly integrate Omnichannel Communications, Contact Center CRM, and Workforce Optimization, along with AI, to create better customer experiences and improve agent performance Who are our customers? What are our offerings? n BPOs n Omnichannel / AI n Enterprises n Contact Center CRM n Collection Agencies n Workforce Optimization 11What do we do? We seamlessly integrate Omnichannel Communications, Contact Center CRM, and Workforce Optimization, along with AI, to create better customer experiences and improve agent performance Who are our customers? What are our offerings? n BPOs n Omnichannel / AI n Enterprises n Contact Center CRM n Collection Agencies n Workforce Optimization 11

$80+ Billion Opportunity That Is in the Early Innings of a Shift to the Cloud

LIVEVOX

Current TAM is a Fraction of the Long-Term Opportunity



Contact Center Software TAM
$250 Billion
Total CC Labor Spend
McKinsey believes that 22% of $250B Contact Center labor market will be automated by 2030
Expected to be almost 100% cloud, playing to LiveVox's strengths
19% Cloud Penetration
$27 Billion
$5 Billion Cloud
$83 Billion+
2020
2030+

Source: Magellan Solutions Call Center Benchmarking Report, McKinsey.

Cloud Drivers

- **Digital transformation of the Enterprise**
- **AI driven analytics** increasingly used to support workflow and agents
- **Automation** of manual labor

Friction Points to Cloud Adoption

- **Data Integration:** Many siloed channels, applications, and data
- **Risk Mitigation:** Security and compliance
- **Investments in Legacy Infrastructure:** 5+ year upgrade cycles

LIVEVOX

12

Strong Heritage of Technology Innovation Culminating in a CCaaS 2.0 Platform

LIVEVOX



Public Cloud
Industry's 1st contact center focused Contact Center CRM, all built in the cloud
Outbound Campaigns
2000
Comprehensive voice solution launched
Inbound Contact Center
Outbound Campaigns
2014
Full Omnichannel suite with email, SMS, chat & voice, pre-integrated with bot engines
Two-Way Messaging
Inbound Contact Center
Outbound Campaigns
2018
AI-enabled WFO and tuck-in M&A
Speech Analytics
Two-Way Messaging
Inbound Contact Center
Outbound Campaigns
2019
Full CCaaS 2.0 Platform
Cloud IVR / Virtual Assistant
Speech Analytics
Two-Way Messaging
Inbound Contact Center
Outbound Campaigns
2020

20 years of development have led to significant platform evolution over the past 3 years, helping shift LiveVox into a full CCaaS 2.0 platform with Omnichannel, WFO, analytics and AI

LIVEVOX
13

CCaaS 2.0 Platform is Easy to Deploy and Translates into Lower Total Cost of Ownership for Customers

LIVEVOX



Existing LiveVox solutions
Pre-configured integrations
amazon.com
Google
NUANCE
salesforce
CALABRIO
VERINT
zendesk
now
NICE
Omnichannel
Voice
Artificial Intelligence
Performance Analytics
Quality Management
Workforce Management
Ticketing
Contact Mgr
LAD
Omnichannel/AI
LIVEVOX
Modern
Contact Center CRM
Modern
WFO

LiveVox's platform integrates Omnichannel, Contact Center CRM, WFO and AI in a single pane of glass

- ✓ "Cloud from the beginning": 100% multi-tenant platform with a modern user experience
- ✓ Scalable architecture to support enterprise-grade deployments (with some customers over 3,000 concurrent seats)
- ✓ Voice, Omnichannel and AI are integrated and enable consistent platform-wide reporting and analysis
- ✓ Contact Center CRM acts as a data integration tool that complements existing solutions (e.g. Salesforce) or can be deployed standalone
- ✓ Pre-configured features and functionality reduce cost and time to value for customers

LIVEVOX
14

LiveVox's Omnichannel Capabilities Enable Enterprises to Engage in Customers' Channel of Choice

Omnichannel

VOICE IVR	AI VIRTUAL AGENT	EMAIL	TEXT or WEB CHAT	OUTBOUND CALL
Inbound / Outbound IVR	Easy to incorporate Virtual Agents with a no-code AI bot	Easy to configure HTML templates enable a unified look and feel	Customers or agents initiate chat sessions proactively and immediately when the need arises	Inbound / Outbound IVR
Customer dials the 800# and uses the interactive voice response ("IVR") to speak with an Agent	Agent researches status of a claim and verifies email address and permission to follow up	Customer receives an automated email confirming the call with an option to Text/SMS for status	Customer texts and receives an automated response confirming claim has been processed	LiveVox system has permission to call best and preferred number, to verify closure and offer to assist with anything else



1-Billing
2-Claim Status
3-Speak to an Agent

LIVEVOX

15

Our Differentiated Approach to CRM Allows Customers to CRM Unify Disparate Systems-of-Record at the Lowest TCO Salesforce is ~20% of the CRM market, however Integrating multiple CRMs is a complex project for IT departments but LiveVox’s native ~80% of enterprises use multiple systems of CRM unifies disparate, department-level systems of record to present a single view to record, which means that only 4% of the market the agent, without replacing existing CRMs; we provide great customer experience at uses Salesforce exclusively the lowest TCO $48B $10B 100% 90% 80% 70% Multiple 60% Other CRMs Systems 50% of Record 40% 30% 20% Salesforce 10% Salesforce Exclusive 0% CRM Market Salesforce Customers Other Vertical Specific Only 4% of Market Customer Systems of Record Salesforce Exclusive REPRESENTATIVE CRM INTEGRATIONS Source: Gartner; Company Survey Data. 16Our Differentiated Approach to CRM Allows Customers to CRM Unify Disparate Systems-of-Record at the Lowest TCO Salesforce is ~20% of the CRM market, however Integrating multiple CRMs is a complex project for IT departments but LiveVox’s native ~80% of enterprises use multiple systems of CRM unifies disparate, department-level systems of record to present a single view to record, which means that only 4% of the market the agent, without replacing existing CRMs; we provide great customer experience at uses Salesforce exclusively the lowest TCO $48B $10B 100% 90% 80% 70% Multiple 60% Other CRMs Systems 50% of Record 40% 30% 20% Salesforce 10% Salesforce Exclusive 0% CRM Market Salesforce Customers Other Vertical Specific Only 4% of Market Customer Systems of Record Salesforce Exclusive REPRESENTATIVE CRM INTEGRATIONS Source: Gartner; Company Survey Data. 16

What is LiveVox's Cloud-Native WFO?

WFO

LiveVox WFO

Performance Analytics

Speech Analytics

Quality Management

Agent Scheduling

Call & Screen Recording

Customer Satisfaction

LiveVox provides a lightweight but full featured WFO offering that meets the needs of less mature contact center operations

Customers that demand best of breed WFO can integrate with other vendors (NICE, Verint)

Fully integrated into the CCaaS 2.0 platform for easy and fast deployment at the lowest TCO

LIVEVOX

17

Pre-Integrated AI Capabilities Within the CCaaS 2.0 Platform

LIVEVOX

Data-Powered AI

Virtual Agents

Integrated Virtual Agents Provide Consumers Self-Service Options Utilizing CRM Data

Workflow Management

Optimize flow of customer inquiries based on consumer intent and agent availability

Analytics

Set-Up and manage machine learning models to optimize contact center performance

Agent Assistance

Guide agents to ideal customer outcomes and ensure accuracy and compliance during every interaction

Chatbots

Optimize messaging conversations and provide responses to customer intents

LIVEVOX

18

LiveVox's Differentiated Platform Makes It Easy to Deploy AI

	Traditional CCaaS Vendors	LIVEVOX
Implementation Process	Bespoke integration with disparate Contact Center CRM ecosystem required at each deployment	AI configured with LiveVox CRM out of the box leads to a highly scalable implementation process
Optimization Process	Labor intensive through addition of complex integration and custom code	AI optimized with LiveVox utilizing pre-integrated data sets and combination of consumer & operational outcomes
Estimated Average Cost	**$500K over 6 months**	**$50K over 3 weeks with Client Managed Optimization**

Source: LiveVox Customer Interviews; LiveVox Survey data.

LIVEVOX

19

Why LiveVox Wins

LIVEVOX

Account	Competitors	Why We Won
Leading Bank	AVAYA	✓Compliance ✓IVR capabilities ✓Reporting ✓Reliability ✓Total cost of ownership
Leading FinTech	CISCO	✓Single pane of glass ✓Integrated data ✓Compliance
Leading Mortgage Provider	Five9	✓Single pane of glass ✓Reliability ✓Integrated data ✓Ease of use ✓Compliance
Large Retailer	NICE inContact	✓Single pane of glass ✓Compliance
Large Bank	GENESYS	✓Single pane of glass ✓Integrated data ✓Compliance ✓Product flexibility ✓Ease of use ✓Total cost of ownership

LiveVox Wins by Delivering Out-of-the-box Solutions to Complex Problems

LIVEVOX
20

Moving from Collections to BPO/Enterprise Across a Variety of Industries 2016 2017 2018 2019 2020 Top 3 Media Top 10 Global Top 5 BPO Top 3 Cruise Line Top 20 Bank Company Fintech Top 10 BPO Top 10 Retailer Top 100 Bank Top 5 Bank Top 5 Bank Top 25 BPO Top 25 Retailer Top 10 BPO Top 25 Bank Top 35 Bank Top 35 Bank Top 65 BPO Top 75 Bank Top 35 Retailer BPO Bank Media Cruise Line Fintech Retail Note: Client ranking based on publicly available data. 21Moving from Collections to BPO/Enterprise Across a Variety of Industries 2016 2017 2018 2019 2020 Top 3 Media Top 10 Global Top 5 BPO Top 3 Cruise Line Top 20 Bank Company Fintech Top 10 BPO Top 10 Retailer Top 100 Bank Top 5 Bank Top 5 Bank Top 25 BPO Top 25 Retailer Top 10 BPO Top 25 Bank Top 35 Bank Top 35 Bank Top 65 BPO Top 75 Bank Top 35 Retailer BPO Bank Media Cruise Line Fintech Retail Note: Client ranking based on publicly available data. 21

Growth and Go-to-Market OverviewGrowth and Go-to-Market Overview

Growth Strategy: Land & Expand Land New Logos Expand the Base Invest Behind an ~10x Seat Opportunity in Efficient Customer Existing Customer Base Acquisition Engine and 2x Product Opportunity 23Growth Strategy: Land & Expand Land New Logos Expand the Base Invest Behind an ~10x Seat Opportunity in Efficient Customer Existing Customer Base Acquisition Engine and 2x Product Opportunity 23

Land: Five Simple Bundles in our GTM and Great Demand Across an Intent-Based Strategy

LIVEVOX

New Customer Acquisition Strategy:
5 Flexible Bundled Offerings

Client Needs…		*…LiveVox Bundles*
Inbound, CX, CRM, Agent Experience	→	Inbound Contact Center Bundle
Compliance, Consent Tracking, OB Campaigns	→	Outbound Campaigns and Compliance Bundle
Omnichannel, SMS, Email, Add Digital to Existing ACD	→	Omnichannel Bundle
Automated Scoring, Compliance, Speech Analytics	→	Speech Analytics Bundle
AI/Chatbots, IVR, Automation, Self-Service	→	Cloud IVR / Virtual Assistant

LIVEVOX

24

Expand: Classic SaaS Selling Motion for Upsell and Cross-Sell

LIVEVOX

Platform Features


General
Encrypted Fields
Trusted Partners
Channels
Voice Channel
SMS Channel
Email Channel
Chat Channel
WFO
Agent Scheduling
Advanced Agent Scheduling
Assessor
Work Queue
E-Learning
Speech IQ
Speech Analytics
Advanced TTS
Transcribe All Calls
Sentiment Analyze All Calls
Recording
Call Recording
Screen Recording
Enhanced Call Recording Storage
Enhanced Screen Recording Storage
Analytics
BI Analytics
CPaaS (Cloud IVR)
API
Contact Management
Designer
Customer Care
Ticketing
Knowledge Base
UCaaS
Emergency Services
Meetings
Chat

LiveVox makes new feature activation easy for its customers

LiveVox provides clients with the ability to add desired modules to any part of their Contact Centers, giving flexibility and financial prudence to decisions

LIVEVOX

25

Case Studies: Land & Expand

LIVEVOX

Financial Services Client

Timeline: Q1 '17 – Q1 '18 – Q1 '19 – Q1 '20 – Q1 '21E

Q1 '17
- LiveVox lands with Voice products
- ~200 agents on platform

Q1 '18
- Voice revenue doubles year over year
- Non-voice products (Email, Messaging) adopted

Q1 '19
- Messaging revenues grow 4.3x as LiveVox takes share in account

Q1 '20
- Client's Text, Email, and Chat were previously all on separate solutions; LiveVox wins with unified data model

Q1 '21E
- President wants all agents on a single pane of glass; U-CRM rolled out to additional Customer Care and Collections Agents
- >1,000 agents on platform



Customer ARR
~$100K
CAGR +68%
~$1 mm
Q1 '17
Q1 '21E

Retailer

Timeline: Q1 '19 – Q1 '20 – Q1 '21E

Q1 '19
- LiveVox lands with Voice products
- ~200 agents on platform

Q1 '20
- Successful upsell of SMS and Email
- ~600 agents on platform

Q1 '21E
- Continued expansion of QM / WFO solutions



Customer ARR
~$600K
CAGR +125%
~$3.3 mm
Q1 '19
Q1 '21E

In each case, we landed with a department-level voice sale and expanded into a full-suite enterprise sale

LIVEVOX
26

Expand: 20x+ Whitespace Opportunity inside LiveVox's Installed Base

Within Existing Customer Base There is a Large Opportunity For....

Seat Expansion: ~10x Opportunity | **Product Expansion: ~2x Opportunity**


~50k
~500k
~ 10x
Existing Customer Seats
Total Seats within Existing Customers
~ $180
per agent /month
~ $330
per agent /month
~2x
Existing ARPU
Total ARPU

$ 2 Billion+ Whitespace Opportunity

Source: Company estimates.

LIVEVOX
27

Installed Base of Highly Satisfied Enterprise Customers 90%+ of Revenue from Strong NPS Enterprise Deployments 8% 54 47 We have customers with over 3,000 concurrent seats 38 92 % Revenue from customers with >50 seat count 25 25 Revenue from customers with <50 seat count ü 15 23 Customers Contributing 13 11 >$1 million ARR ü 51% of ARR from customers with >$1 million annual spend ü 72% of ARR from customers with >$500K annual spend Source: Customer Guru 28Installed Base of Highly Satisfied Enterprise Customers 90%+ of Revenue from Strong NPS Enterprise Deployments 8% 54 47 We have customers with over 3,000 concurrent seats 38 92 % Revenue from customers with >50 seat count 25 25 Revenue from customers with <50 seat count ü 15 23 Customers Contributing 13 11 >$1 million ARR ü 51% of ARR from customers with >$1 million annual spend ü 72% of ARR from customers with >$500K annual spend Source: Customer Guru 28

Strong Unit Economics 2 Net Retention CAC ($ in millions) LTV to CAC (Average) New Revenue Added 120% 119% Sales and Marketing 115% 114% 1 (Average) $ 27 CAC 11.6 x 106% $ 23 $ 22 $ 22 $ 21 $ 16 7.0 x $ 15 $ 15 1.2x 0.9x 0.9x 0.7x FY 17 FY 18 FY 19 FY20 FY 17 FY 18 FY 19 FY 20 All Customers $1mm+ Customers (1) Represents average of 2017-2020, which metrics management is using as a proxy to remove COVID impacts. (2) Represents average of 2017-2020. 29Strong Unit Economics 2 Net Retention CAC ($ in millions) LTV to CAC (Average) New Revenue Added 120% 119% Sales and Marketing 115% 114% 1 (Average) $ 27 CAC 11.6 x 106% $ 23 $ 22 $ 22 $ 21 $ 16 7.0 x $ 15 $ 15 1.2x 0.9x 0.9x 0.7x FY 17 FY 18 FY 19 FY20 FY 17 FY 18 FY 19 FY 20 All Customers $1mm+ Customers (1) Represents average of 2017-2020, which metrics management is using as a proxy to remove COVID impacts. (2) Represents average of 2017-2020. 29

Accelerating Sales and Marketing Investment to Seize the Opportunity Ahead of LiveVox

LIVEVOX

S&M Investment over Time

Marketing investment started in 2019 and accelerated in 2021 and 2022



FY19A
FY20A
FY21E
FY22E

Quota Carrying Reps

Marketing investment set the stage to grow QCR in line with revenue



FY19A
FY20A
FY21E
FY22E

Areas of Investment

- Net new Hunters and Farmers
- Challenger methodology
- AE productivity software
- Lead-generating rep capacity and skill upgrade
- Increased pay-per-click and social advertising
- Incremental investment in branding
- PR and industry analyst activity
- Channel development

LIVEVOX
30

Land: Five Simple Bundles in our GTM and Great Demand Across an Intent-Based Strategy

LIVEVOX

New Customer Acquisition Strategy: 5 Flexible Bundled Offerings

Target Interest each year	*Client Needs…*	*…LiveVox Bundles*
25%	Inbound, CX, CRM, Agent Experience	Inbound Contact Center Bundle
5%	Compliance, Consent Tracking, OB Campaigns	Outbound Campaigns and Compliance Bundle
5%	Omnichannel, SMS, Email, Add Digital to Existing ACD	Omnichannel Bundle
15%	Automated Scoring, Compliance, Speech Analytics	Artificial Intelligence Bundle
30%	AI/Chatbots, IVR, Automation, Self-Service	IVR / Virtual Assistant

While our competitive set is primarily focused on 25% (inbound/platform) of prospects' interest in any given year, LiveVox bundles are focused on 80% of prospects' interest

LIVEVOX

31

LiveVox's Go-To-Market Overview

LIVEVOX

Our Approach to Land & Expand

Land Customer With "Hunter" → Grow Account With "Farmer" → Account Reviews

	Land Customer With "Hunter"	Grow Account With "Farmer"	Account Reviews
Role	- Large enterprise: Contact centers with 250+ agents - Mid-Market: Contact centers with 50-249 agents	- Large enterprise: Contact centers with over 250+ agents - Mid-Market: Contact centers with 50-249 agents	- Solution Consultants and Technical Account Mangers support the Farmers in expansion
Impact	Direct sales team 100% focused on new logo generation and first year expansion	Dedicated team 100% focused on product expansion and upsell	Product-led business reviews lead to new product adoption and additional client growth

LIVEVOX

32

We are Investing in a Channel and Partner Ecosystem

LIVEVOX

Channel: Extend Reach Through New Master Agent Partnerships

Recently announced partnerships

TELARUS

INTELISYS
Independence. No limits.

4,500 sub-agents

3,000+ independent sales partners

Investing in channel is a focus area for LiveVox now that we are $100m+ in revenue

AI: AI Marketplace and Co-Marketing with Partners

LiveVox has an AI Marketplace and is focusing on partner integration interactions · aws · Dialogflow · OBSERVE.AI · snowfly · Prodigal · SmartAction · BALTO SOFTWARE · Instabot

Scale and simplify AI partner integration with partner portal and open APIs

LIVEVOX

33

Financial OverviewFinancial Overview

Key Financial Highlights Entering 2021 with Strong Revenue visibility ü ü largest pipeline in history 1 Expected 25%+ top line growth 115% Average Net Retention ü ü 1 7.0x Average LTV to CAC Record 2H 2020 bookings ü ü EBITDA positive since 2014 ü (1) Represents average of 2017-2020 35Key Financial Highlights Entering 2021 with Strong Revenue visibility ü ü largest pipeline in history 1 Expected 25%+ top line growth 115% Average Net Retention ü ü 1 7.0x Average LTV to CAC Record 2H 2020 bookings ü ü EBITDA positive since 2014 ü (1) Represents average of 2017-2020 35

Expected 25%+ Growth, with Strong Revenue Visibility Strong Projected Revenue Growth 95% Visibility into 2021E Revenue $ in millions $8mm Usage, $129 Million $163 $7mm New Seasonality & Opportunities COVID Recovery $129 Net of Churn and $6mm Booked Downsells Revenue $103 in Backlog $108mm Run-Rate Revenue Entering 2021E FY20A FY21E FY22E FY 21E Projected Revenue Expanding Gross Margin Re-Investing EBITDA in Growth $ in millions $ in millions % Margin % Margin 65% 66% 67% 8% 0% 2% Re-investing profits to drive incremental sales and gross profit growth $109 $85 $8 $67 $3 $0 FY20A FY21E FY22E FY20A FY20E FY21E FY21E FY22E FY22E 36Expected 25%+ Growth, with Strong Revenue Visibility Strong Projected Revenue Growth 95% Visibility into 2021E Revenue $ in millions $8mm Usage, $129 Million $163 $7mm New Seasonality & Opportunities COVID Recovery $129 Net of Churn and $6mm Booked Downsells Revenue $103 in Backlog $108mm Run-Rate Revenue Entering 2021E FY20A FY21E FY22E FY 21E Projected Revenue Expanding Gross Margin Re-Investing EBITDA in Growth $ in millions $ in millions % Margin % Margin 65% 66% 67% 8% 0% 2% Re-investing profits to drive incremental sales and gross profit growth $109 $85 $8 $67 $3 $0 FY20A FY21E FY22E FY20A FY20E FY21E FY21E FY22E FY22E 36

Vast Majority of Our Revenue Comes From the Mid Market and Fortune 1000 Segments Product Suite and Sales Focus Has Been on Large Enterprises vs. SMB Market 100% Fortune 1000 Fortune 1000 80% 60% Mid-Market 40% Mid-Market 20% SMB SMB SMB 0% BPO Enterprise Collections Customer Engagement 4% 44% 52% % of TAM Source: The Waterstone Group 37 Mid Market Fortune 1000Vast Majority of Our Revenue Comes From the Mid Market and Fortune 1000 Segments Product Suite and Sales Focus Has Been on Large Enterprises vs. SMB Market 100% Fortune 1000 Fortune 1000 80% 60% Mid-Market 40% Mid-Market 20% SMB SMB SMB 0% BPO Enterprise Collections Customer Engagement 4% 44% 52% % of TAM Source: The Waterstone Group 37 Mid Market Fortune 1000

The Majority of Our Business is Now Customer Engagement Revenue in 2020 Overall Market 63% 96% 37% 4 % Collections BPO & Enterprise Source: The Waterstone Group 38The Majority of Our Business is Now Customer Engagement Revenue in 2020 Overall Market 63% 96% 37% 4 % Collections BPO & Enterprise Source: The Waterstone Group 38

Growing Success with New Products Drives Mix Shift to Customer Engagement Revenue; Bookings Have Already Rotated

LIVEVOX

Revenue By Segment


YoY % Growth
11%
26%
39 %
61 %
63 %
37 %
73 %
27 %
2015
2020
2022E
Collections
Customer Engagement

Minimum Annual Contract Value Bookings by Segment


41 %
59 %
78 %
22 %
91 %
9 %
2015
2020
2022E
Collections
Customer Engagement

Commentary

- Strong compliance product expertise built solid revenue base in Collections
- Growing proportion of new bookings and total revenue driven by Enterprise and BPO
- Accelerating growth in Enterprise and BPO revenue offsetting lower secular and COVID-related revenue growth rates in Collections
- Sales pipeline more closely resembles overall market proportion of Collections, Enterprise and BPO
- Revenue mix will continue to trend towards Customer Engagement

Note: 2015 run-rate includes known material churn / downsell.

LIVEVOX

39

LiveVox Revenue Model

Multi-Pronged Revenue Model

Contracted Revenue *(~2/3)*	Contracted revenue is a combination of **(1) per-seat per month fees**, and **(2) minimum contracted usage billing that is billed regardless of consumption every month**	• **Strong contracted revenue base which enables long-term revenue visibility** • **Mix of revenue has shifted towards contracted as adoption of per-seat, per month modules (e.g., WFO) has accelerated**
Usage Revenue *(~1/3)*	Usage revenue is billed for customer consumption above their contracted minimum. Premium pricing applies to usage revenue.	• **Aligns LiveVox's economics with value customers are receiving from the platform** • **Lack of lock-in helps drive upsell; customers frequently move agents onto platform as a "trial" and never move them back**

NPS of 54

115% Average Net Retention [1]

7.0x Average LTV to CAC [1]

Leading customer metrics as a result of customer-centric approach

Source: Internal Company NPS Survey.
(1) Represents average of 2017-2020.

LIVEVOX

40

Contracted Revenue Has Grown Consistently over the Past 4 Years, Including through COVID-19; Usage Was Predictable Prior to Pandemic Quarterly ARR since 2017 Usage ARR Contracted ARR Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Usage % 51% 49% 45% 41% 43% 38% 34% 33% 35% 37% 36% 36% 37% 25% 28% 28% of Total 41Contracted Revenue Has Grown Consistently over the Past 4 Years, Including through COVID-19; Usage Was Predictable Prior to Pandemic Quarterly ARR since 2017 Usage ARR Contracted ARR Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Usage % 51% 49% 45% 41% 43% 38% 34% 33% 35% 37% 36% 36% 37% 25% 28% 28% of Total 41

2020 Performance | Company is Rebounding from COVID-Driven Usage Headwinds

LIVEVOX

- *LiveVox was impacted negatively,* while peers experienced tailwinds from remote working due to COVID-19
- *Exposure to collections was also greater than that of key peers,* contributing to our slower 2020 growth
- *Large exposure to consumer banks,* who were disproportionately slowed by the pandemic
- *However, record bookings in 2H 2020* and the largest pipeline in LiveVox history entering 2021
- *COVID recovery is expected to provide a tailwind to LiveVox*

Usage Attach Rate (% of total)



40%
35%
30%
25%
20%
COVID Impact
COVID Recovery

COVID drove first material usage declines and breakdown in attach rate in LiveVox's history

LTM Net Retention



145%
135%
125%
115%
105%
95%
85%
119%
119%
116%
118%
117%
113%
107%
106%
~118%+
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20

Normalized Net Retention Bridge



106%
2%
4%
3%
3%
118%
Q4 '20 Net Retention
Major Collections Bankruptcy
Collections Market Disruption
Major BPO Bankruptcy
BPO Usage Disruption
COVID Adjusted Retention

LIVEVOX

Note: 118% represents normalized retention rate based on management's estimates to exclude non-recurring, one-time events, including the bankruptcy of two customers and temporary customer disruptions due to COVID-19 pandemic.

42

Long-Term Operating Model Long- Term % of Revenue 2017 2018 2019 2020 Model Leverage on fixed cost Gross Margin 61% 61% 63% 65% 75%+ base as revenue grows Continued investment S&M 25% 19% 23% 26% ~30-35% to drive topline growth Product-driven company requires R&D 15% 16% 16% 19% ~15% continued investment Economies of scale G&A 14% 12% 11% 12% ~5% Adjusted 7% 14% 14% 8% ~20%+ EBITDA 43Long-Term Operating Model Long- Term % of Revenue 2017 2018 2019 2020 Model Leverage on fixed cost Gross Margin 61% 61% 63% 65% 75%+ base as revenue grows Continued investment S&M 25% 19% 23% 26% ~30-35% to drive topline growth Product-driven company requires R&D 15% 16% 16% 19% ~15% continued investment Economies of scale G&A 14% 12% 11% 12% ~5% Adjusted 7% 14% 14% 8% ~20%+ EBITDA 43

Concluding Highlights 1 TAM § Market tripling in the next 10 years or sooner § Secular growth despite COVID pull-forward § Product set to address whole TAM Differentiated Technology Platform 2 § Approach to data management and Contact Center CRM § Fully integrated across Omnichannel, AI, WFO, Contact Center CRM § Implantation and TCO advantage Differentiated GTM 3 § Ability to generate more pipeline § Higher conversion rates § Shorter sales cycles Poised to Grow 4 § Rapid success of new products § Ready to go GTM Strategy § Model rotation past tipping point 44Concluding Highlights 1 TAM § Market tripling in the next 10 years or sooner § Secular growth despite COVID pull-forward § Product set to address whole TAM Differentiated Technology Platform 2 § Approach to data management and Contact Center CRM § Fully integrated across Omnichannel, AI, WFO, Contact Center CRM § Implantation and TCO advantage Differentiated GTM 3 § Ability to generate more pipeline § Higher conversion rates § Shorter sales cycles Poised to Grow 4 § Rapid success of new products § Ready to go GTM Strategy § Model rotation past tipping point 44

LiveVox’s Mission Q&A 45LiveVox’s Mission Q&A 45

APPENDIX A: Supplemental Financial InformationAPPENDIX A: Supplemental Financial Information

GAAP Reconciliation
($ in millions)

LIVEVOX

Reconciliation Between GAAP Figures and Adjusted Figures

	2018A	2019A	2020A
GAAP Gross Margin	**$ 43.7**	**$ 54.5**	**$ 63.1**
(+) Adjustments	2.9	4.3	4.0
Adjusted Gross Margin	**$ 46.7**	**$ 58.9**	**$ 67.1**
% Revenue	*61 %*	*63 %*	*65 %*
GAAP Net Income	**$ 1.9**	**$(6.9)**	**$(4.3)**
(+) Net Interest Expense	3.3	3.3	3.9
(+) Income Taxes	0.4	0.1	0.2
(+) Depreciation & Amortization	4.6	4.9	6.1
(+/-) Other Items	0.1	(0.0)	0.2
GAAP Based EBITDA	**$ 10.4**	**$ 1.4**	**$ 6.0**
(+) Incentive Compensation Bonus	0.0	9.2	1.3
(+) Acquisition Fees	0.0	1.7	0.0
(+) Management & Board Fees	0.6	0.7	0.8
(+) Other Non-Recurring Expenses	0.0	0.2	0.0
(+) SPAC Expenses	0.0	0.0	0.4
Adjusted EBITDA	**$ 11.0**	**$ 13.3**	**$ 8.5**
(/) Pro Forma Revenue	**$ 77.2**	**$ 92.8**	**$ 102.5**
Adjusted EBITDA % Margin	*14 %*	*14 %*	*8 %*
Memo:			
Pro Forma Adjustments	$ 9.1	$ 20.2	$ 12.8

Note: Adjustments include: Interest, Taxes, Depreciation & Amortization, one-time non-recurring costs, non-cash costs, other costs unique to private company ownership and pre-acquisition financials for periods prior to GAAP consolidation. Note historical financials are not presented pro forma for the Transaction.

LIVEVOX

47

GAAP Reconciliation
($ in millions)

LIVEVOX

Reconciliation Between GAAP Figures and Adjusted Figures

	2018A	2019A	2020A
GAAP Sales & Marketing Expense	**$ 15.9**	**$ 24.4**	**$ 29.0**
(+) Adjustments	(1.5)	(3.4)	(2.4)
Adjusted Sales & Marketing Expense	**$ 14.4**	**$ 21.0**	**$ 26.7**
% Revenue	*18.7 %*	*22.7 %*	*26.0 %*
GAAP Research & Development Expense	**$ 12.4**	**$ 16.6**	**$ 20.2**
(+) Adjustments	(0.1)	(2.0)	(0.3)
Adjusted Research & Development Expense	**$ 12.3**	**$ 14.6**	**$ 19.9**
% Revenue	*15.9 %*	*15.8 %*	*19.4 %*
GAAP General & Administrative Expense	**$ 9.7**	**$ 16.9**	**$ 14.0**
(+) Adjustments	(0.8)	(7.0)	(2.0)
Adjusted General & Administrative Expense	**$ 9.0**	**$ 10.0**	**$ 12.0**
% Revenue	*11.6 %*	*10.7 %*	*11.7 %*

Note: Adjustments include: Interest, Taxes, Depreciation & Amortization, one-time non-recurring costs, non-cash costs, other costs unique to private company ownership and pre-acquisition financials for periods prior to GAAP consolidation. Note historical financials are not presented pro forma for the Transaction.

LIVEVOX
48

2020 Quarterly GAAP-Based Income Statement
($ in millions)

LIVEVOX

2020 Quarterly Figures

	2020A			
	Q1	Q2	Q3	Q4
Revenue	$ 26.5	$ 22.5	$ 25.4	$ 28.1
(-) Cost of Sales	10.0	9.6	9.7	10.2
Gross Profit	**$ 16.5**	**$ 12.9**	**$ 15.7**	**$ 17.9**
Gross Margin	*62 %*	*57 %*	*62 %*	*64 %*
Sales & Marketing	$ 8.1	$ 7.0	$ 6.6	$ 7.4
General & Administrative	3.1	3.4	3.2	4.3
Research & Development	4.7	4.8	5.2	5.5
Total Operating Expenses	**$ 15.9**	**$ 15.1**	**$ 15.0**	**$ 17.1**
Income (loss) from Operations	**$ 0.6**	**$(2.2)**	**$ 0.8**	**$ 0.8**
Interest Expense, net	$ 1.0	$ 1.0	$ 1.0	$ 1.0
Other Expense, net	0.1	(0.1)	(0.0)	0.1
Pre-Tax Loss	**$(0.5)**	**$(3.2)**	**$(0.2)**	**$(0.3)**
Provision for (benefit from) Income Taxes	0.1	0.4	0.1	(0.3)
Net Income (loss)	**$(0.6)**	**$(3.5)**	**$(0.3)**	**$ 0.1**
Other Comprehensive Income (loss)	(0.1)	(0.0)	0.0	0.1
Comprehensive Income (loss)	(0.7)	(3.5)	(0.3)	0.2

	Q1	Q2	Q3	Q4
2019A Revenue	**$ 21.0**	**$ 22.4**	**$ 24.0**	**$ 25.3**
2020A Revenue	**$ 26.5**	**$ 22.5**	**$ 25.4**	**$ 28.1**

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49

2020 Quarterly GAAP-Based Balance Sheet
($ in millions)

Assets

	2020A			
	Q1	Q2	Q3	Q4
Cash	$ 19.2	$ 20.4	$ 21.3	$ 18.1
Restricted Cash, Current	1.5	1.3	1.4	1.4
Accounts Receivable, Net	15.7	12.5	13.9	13.8
Deferred Sales Commissions, Current	1.1	1.2	1.4	1.5
Prepaid Expenses & Other	3.4	3.2	3.1	2.9
Total Current Assets	**$ 40.9**	**$ 38.7**	**$ 41.1**	**$ 37.7**
Property & Equipment, Net	$ 4.3	$ 3.9	$ 3.7	$ 3.5
Goodwill	47.5	47.5	47.5	47.5
Intangible Assets, Net	21.8	20.8	19.7	18.7
Operating Lease Right-of-Use Assets	3.7	3.4	4.2	3.9
Deposits and Other	0.2	0.2	0.2	2.7
Deferred Sales Commissions, Net of Current	2.4	2.6	3.2	3.2
Deferred Tax Asset	0.0	0.0	0.1	0.0
Restricted Cash, Net of Current	0.1	0.1	0.1	0.1
Total Assets	**$ 120.9**	**$ 117.2**	**$ 119.8**	**$ 117.2**

Liabilities & Stockholders' Equity

	2020A			
	Q1	Q2	Q3	Q4
Liabilities				
Current Liabilities				
Accounts Payable	$ 2.7	$ 1.7	$ 3.0	$ 3.5
Accrued Expenses	12.1	13.9	15.0	11.7
Deferred Revenue, Current	1.0	0.6	0.7	1.1
Term Loan, Current	1.2	1.3	1.4	1.4
Operating Lease Liabilities, Current	1.3	1.3	1.4	1.4
Finance Lease Liabilities, Current	0.7	0.6	0.5	0.4
Total Current Liabilities	**$ 19.0**	**$ 19.4**	**$ 21.9**	**$ 19.5**
Line of Credit	$ 4.7	$ 4.7	$ 4.7	$ 4.7
Term of Loan, Net of Current	55.6	55.3	54.9	54.6
Finance Leases Liabilities, Net of Current	0.2	0.1	0.1	0.0
Operating Lease Liabilities, Net of Current	3.2	2.9	3.4	3.1
Deferred Tax Liability, Net	0.2	0.0	0.0	0.2
Other Long-Term Liabilities	0.3	0.3	0.3	0.4
Deferred Revenue, Net of Current	0.1	0.2	0.2	0.2
Total Liabilities	**$ 83.2**	**$ 82.8**	**$ 85.6**	**$ 82.7**
Stockholders' Equity				
Common Stock	$ 0.0	$ 0.0	$ 0.0	$ 0.0
Additional Paid-In Capital	58.8	58.9	59.1	59.2
Accumulated Other Compr. Income (Loss)	(0.3)	(0.3)	(0.3)	(0.2)
Accumulated Deficit	(20.7)	(24.3)	(24.6)	(24.5)
Total Stockholder's Equity	**$ 37.7**	**$ 34.3**	**$ 34.2**	**$ 34.5**
Total Liabilities & Equity	**$ 120.9**	**$ 117.2**	**$ 119.8**	**$ 117.2**

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2020 Quarterly GAAP-Based Cash Flow Statement
($ in millions)

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Cash Flow Provided by Operating Activities

	2020A			
	Q1	Q2	Q3	Q4
Net Income (Loss)	$(0.6)	$(3.5)	$(0.3)	$ 0.1
Adjustments to Net Income (Loss)	0.0	0.0	0.0	0.0
Depreciation and Amortization	0.5	0.5	0.5	0.5
Amortization of Intangible Assets	1.0	1.0	1.0	1.0
Amortization of Deferred Loans	0.0	0.0	0.0	0.0
Amortization of Deferred Sales	0.3	0.3	0.3	0.4
Non-cash Lease Expense	0.4	0.3	0.2	0.3
Stock Compensation Expense	0.2	0.2	0.2	0.1
Bad Debt Expense	0.6	0.4	(0.4)	0.0
Loss on Disposition of Asset	0.0	0.0	0.0	0.0
Deferred Income Tax Benefit	(0.1)	(0.2)	(0.1)	0.3
Changes in Assets and Liabilities				
Accounts Receivable	$ 0.1	$ 2.8	$(0.9)	$ 0.0
Other Assets	(0.7)	0.2	0.0	(2.2)
Deferred Sales Commissions	(0.3)	(0.6)	(1.1)	(0.5)
Accounts Payable	0.2	(1.0)	1.2	0.6
Accrued Expenses	(1.2)	1.8	1.1	(3.4)
Deferred Revenue	0.2	(0.3)	0.2	0.4
Operating Lease Liabilities	(0.3)	(0.3)	(0.3)	(0.4)
Other Long-term Liabilities	(0.0)	0.0	0.0	0.1
Net Cash From Operating Activities	**$ 0.4**	**$ 1.6**	**$ 1.6**	**$(2.6)**

Cash Flow Used in Investing Activities

	2020A			
	Q1	Q2	Q3	Q4
Purchases of Property & Equipment	$(0.2)	$(0.1)	$(0.2)	$(0.3)
Acquisition of Businesses	(0.1)	0.0	0.0	0.0
Net Cash Used in Investing Activities	**$(0.3)**	**$(0.0)**	**$(0.2)**	**$(0.3)**
Financing Activities				
Repayment on Loan Payable	$(0.3)	$(0.3)	$(0.3)	$(0.3)
Line of Credit Drawdown	4.7	0.0	0.0	0.0
Repayments on Finance Lease	(0.2)	(0.2)	(0.2)	(0.2)
Net Cash From Financing Activities	**$ 4.2**	**$(0.5)**	**$(0.5)**	**$(0.5)**
Foreign Currency Translation	(0.0)	(0.1)	(0.0)	0.1
Net Increase (Decrease) in Cash	**$ 4.3**	**$ 1.0**	**$ 1.0**	**$(3.2)**
Cash Beginning of Period	$ 16.5	$ 20.8	$ 21.8	$ 22.8
Cash End of Period	20.8	21.8	22.8	19.6

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APPENDIX B: Valuation OverviewAPPENDIX B: Valuation Overview

LiveVox Compares Favorably Against Public Peers…

		LiveVox	Five9	NICE	RingCentral	zendesk	LivePerson
Operational Metrics	Enterprise Value ($B)	$ 0.84	$ 14.1	$ 14.5	$ 37.1	$ 19.7	$ 5.0
	No. of Customers	325	2,000	25,000	400,000	164,200	18,000
	LTM Revenue per Customer (000s)	$ 317	$ 200	$ 65	$ 3	$ 6	$ 19
	Primary Offering	CCaaS	CCaaS	CC, Financial Crime	UCaaS	Support	Messaging Cloud
Leading KPIs	CAC	1.2 x	~1 x	~3 x	~2 x	~2 x	~2 x
	LTV to CAC	7.0 x [1] *(Average)*	~6 x *(Enterprise)* ~2 x *(Commercial)*	~2 x	~4 x	~3 x	~4 x
	Net Dollar Retention	115 % [1] *(Average)*	117%	Not disclosed	Not disclosed	111 %	>105 to 115% *Mid-Market / Enterprise*
Financial Metrics	2020 Revenue ($M)	$ 103	$ 435	$ 1,657	$ 1,184	$ 1,030	$ 367
	2021E Revenue Growth	26 %	20 %	9 %	25 %	26 %	23 %
	CY21E EBITDA Margin	0%	16 %	33 %	13 %	11 %	9 %

Source: Market Data as of 01-Mar-2021, publicly available equity research reports, Company public filings.
(1) Represents average of 2017-2020.

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…Positioned for an Attractive Valuation EV / 2021E Revenue 27.0x 25.0x Average: 17.2x 14.7x 11.1x 8.0x 6.5x Growth Adjusted EV / 2021E Revenue (‘20 to ‘22 CAGR) 1.4 x Average: 0.9x 1.0 x 0.8 x 0.6 x 0.5 x 0.2 x Source: Market Data as of 01-Mar-2021, Wall Street research, Company public filings. 54…Positioned for an Attractive Valuation EV / 2021E Revenue 27.0x 25.0x Average: 17.2x 14.7x 11.1x 8.0x 6.5x Growth Adjusted EV / 2021E Revenue (‘20 to ‘22 CAGR) 1.4 x Average: 0.9x 1.0 x 0.8 x 0.6 x 0.5 x 0.2 x Source: Market Data as of 01-Mar-2021, Wall Street research, Company public filings. 54

Strong Sales Efficiency Less More CAC Benchmarking | LiveVox vs. Peers Favorable Favorable LiveVox CAC 7.0x $ in millions New Revenue Added Sales and Marketing $ 27 6.0x CAC $ 23 $ 22 $ 22 $ 21 $ 16 $ 15 $ 15 5.0x 1.2x 0.9x 0.9x 0.7x 4.0x 2017 2018 2019 2020 3.0x 2.0x 1.0x 0.0x Source: Wall Street Research, Company public filings. 55Strong Sales Efficiency Less More CAC Benchmarking | LiveVox vs. Peers Favorable Favorable LiveVox CAC 7.0x $ in millions New Revenue Added Sales and Marketing $ 27 6.0x CAC $ 23 $ 22 $ 22 $ 21 $ 16 $ 15 $ 15 5.0x 1.2x 0.9x 0.9x 0.7x 4.0x 2017 2018 2019 2020 3.0x 2.0x 1.0x 0.0x Source: Wall Street Research, Company public filings. 55

Strong Retention Driven by Considerable Upsell Less More Net Dollar Retention Benchmarking | LiveVox vs. Peers Favorable Favorable LiveVox Net Dollar Retention 115% 120% 119% 1 114% (Average) 145% 106% 135% 125% 2017 2018 2019 2020 115% 105% 95% 85% Source: Wall Street Research, Company public filings. (1) Represents average of 2017-2020 56Strong Retention Driven by Considerable Upsell Less More Net Dollar Retention Benchmarking | LiveVox vs. Peers Favorable Favorable LiveVox Net Dollar Retention 115% 120% 119% 1 114% (Average) 145% 106% 135% 125% 2017 2018 2019 2020 115% 105% 95% 85% Source: Wall Street Research, Company public filings. (1) Represents average of 2017-2020 56

Large Land & Expand Opportunity through Strong LTV to CAC Less More LTV to CAC Benchmarking | LiveVox vs. Peers Favorable Favorable 18.0x LiveVox LTV to CAC (Average) 11.6 x 16.0x 7.0 x 14.0x 12.0x All Customers $1mm+… $1mm+ All Customers Customers 10.0x 8.0x 6.0x 4.0x 2.0x 0.0x Source: Wall Street Research, Company public filings. Note: LTV calculated as subscription gross margin divided by gross churn. CAC is calculated as trailing twelve months S&M expense divided by quarter 0 subscription revenue annualized less quarter 4 subscription revenue annualized. Average represents 2017-2020. 57Large Land & Expand Opportunity through Strong LTV to CAC Less More LTV to CAC Benchmarking | LiveVox vs. Peers Favorable Favorable 18.0x LiveVox LTV to CAC (Average) 11.6 x 16.0x 7.0 x 14.0x 12.0x All Customers $1mm+… $1mm+ All Customers Customers 10.0x 8.0x 6.0x 4.0x 2.0x 0.0x Source: Wall Street Research, Company public filings. Note: LTV calculated as subscription gross margin divided by gross churn. CAC is calculated as trailing twelve months S&M expense divided by quarter 0 subscription revenue annualized less quarter 4 subscription revenue annualized. Average represents 2017-2020. 57

APPENDIX C: Forrester PresentationAPPENDIX C: Forrester Presentation

LiveVox Analyst Day Featuring Guest Speaker, Art Schoeller, Forrester March 9, 2021

About Today’s Speaker Art Schoeller supports Application Development & Delivery (AD&D) Professionals who plan, build, and run unified communications and contact center workloads for enterprises. Art Schoeller's 35 years of experience span the computer, communications, and software industries. Art was an early member of the call center product management team at AT&T, helping it establish its early market share gains that led to Avaya being a leader today. In addition, Art has had vice president and director level roles in product management and marketing for conferencing, collaboration, and unified messaging products while at AT&T/Lucent and Dictaphone as well as Microsoft. Art also filled leadership roles in analyzing these markets while holding director-level positions at Gartner Group, Yankee Group, and now Forrester Research. Art Schoeller Vice President, Principal Analyst

How Contact Center Solutions With A Built-In CRM Transform The Agent & Customer Experience Results from the Thought Leadership Study from Forrester Consulting Commissioned by LiveVox, Inc. (“LiveVox”)

Who did we survey? Source: A commissioned study conducted by Forrester Consulting on behalf of LiveVox, December 2020 100% US only Base: 269 US contact center director+ decision makers Contact center seats Industry Title Position/department

With responsibility for contact center technology What is your level of responsibility when it comes to contact center technology decisions at your organization? Which of the following best describes your organization’s agent desktop application? Source: A commissioned study conducted by Forrester Consulting on behalf of LiveVox, December 2020 Base: 269 US contact center director+ decision makers

Both Customer and Agent experiences fall short.

Contact centers support a variety of channels, but not always the channel the customer prefers. Which of the following channels does your contact center support today? Source: A commissioned study conducted by Forrester Consulting on behalf of LiveVox, December 2020 Base: 269 US contact center director+ decision makers

Firms struggle to serve customers on their channel of choice because of a lack of capabilities. What limitations do you run into serving customers on their channel of choice? Source: A commissioned study conducted by Forrester Consulting on behalf of LiveVox, December 2020 Base: 269 US contact center director+ decision makers

Nearly 60% of firms surveyed cannot orchestrate across all channels. Which of the following describes your organization’s ability to orchestrate multichannel contact flows? Source: A commissioned study conducted by Forrester Consulting on behalf of LiveVox, December 2020 Base: 269 US contact center director+ decision makers

Integration challenges create roadblocks.

CRM and contact center integrations are challenging for 3 in 4 companies surveyed. Source: A commissioned study conducted by Forrester Consulting on behalf of LiveVox, December 2020 Base: 269 US contact center director+ decision makers Manage upgrades and integrations for CRM Manage upgrades and integrations for contact center technology Manage the integration between CRM and contact center technology 75% Mildly to very challenging 76% Mildly to very challenging 77% Mildly to very challenging How challenging is it for your organization to…

Integration challenges restrict agents from accessing and synthesizing all the relevant customer information and interaction history... Source: A commissioned study conducted by Forrester Consulting on behalf of LiveVox, December 2020 Base: 269 US contact center director+ decision makers What limitations do you have capturing and utilizing customer journey data?

...and integration challenges create inefficient agent workflows. Source: A commissioned study conducted by Forrester Consulting on behalf of LiveVox, December 2020 Base: 269 US contact center director+ decision makers How many applications do your agents have open during a typical interaction with a customer?

These challenges mean companies have to dedicate significant staff to contact center support. More than a third of firms surveyed (35%) have 16 or more IT staff members currently supporting their contact center. 16+ IT staff members Source: A commissioned study conducted by Forrester Consulting on behalf of LiveVox, December 2020 Base: 269 US contact center director+ decision makers +

Yet agent workflows remain suboptimal. Only 39% of firms surveyed use tailored desktops plus workflow to augment their agent’s capabilities 39% Source: A commissioned study conducted by Forrester Consulting on behalf of LiveVox, December 2020 Base: 269 US contact center director+ decision makers

Performance analyses in use today do not reveal all customer and agent experience gaps.

Analysis of customer experience is lacking as satisfaction surveys do not tell the full story… Source: A commissioned study conducted by Forrester Consulting on behalf of LiveVox, December 2020 Base: 269 US contact center director+ decision makers What tools do you use to assess customer satisfaction?

… and agent performance analysis is also lagging. Only about half of firms surveyed use critical performance metrics. What tools and techniques do you use to assess and analyze agent performance? Source: A commissioned study conducted by Forrester Consulting on behalf of LiveVox, December 2020 Base: 269 US contact center director+ decision makers

Using a contact center solution with a built-in CRM improves both the agent and customer experience.

Companies want to purchase a contact center platform with seamless, easy integration… Source: A commissioned study conducted by Forrester Consulting on behalf of LiveVox, December 2020 Base: 269 US contact center director+ decision makers Are more likely to purchase a contact center platform with its own CRM that easily integrates into legacy CRM and other platforms, if budget wasn’t an issue. 69%

… and discover the top benefits are improved agent and customer experience. Improved customer experience Improved agent experience Easier configuration Better integration with other existing systems Reduced cost of solution 1 2 3 4 5 Source: A commissioned study conducted by Forrester Consulting on behalf of LiveVox, December 2020 Base: 269 US contact center director+ decision makers Top 5 Benefits of Having a CRM and Contact Center From The Same Vendor